Supplement dated August 29, 2013

to the variable annuity prospectuses for

Flex Extra, MassMutual Artistry, MassMutual Evolution, MassMutual RetireEase Select,

MassMutual Transitions, MassMutual Transitions Select and Panorama Premier

dated May 1, 2013

This supplement updates tax information in the prospectuses:

Item (1) applies to all prospectuses

Item (2) applies to all prospectuses except for Artistry and RetireEase Select

Item (3) applies to all prospectuses except for Transitions and RetireEase Select

Item (4) is only applicable to the RetireEase Select prospectus

1) In the Tax section,* the sub-section entitled Same-Sex Marriage is deleted and replaced with the following:

Same-Sex Marriage. Certain states treat individuals in a same-sex marriage, civil union, or domestic partnership as spouses for purposes of state law. Where same-sex marriages are recognized by state law, they are also recognized under federal law. However, same-sex marriage is not recognized under the law of every state, and uncertainty remains regarding whether spousal tax benefits for same-sex spouses will be determined based on the law of the state in which the spouse resides or the law of the state in which the marriage was celebrated (irrespective of the state of residency). Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable if the individuals involved in the transaction are of the same sex. You should consult a tax adviser for more information on this subject.

* In the RetireEase Select prospectus the “Tax” section is called the “Federal Taxes” section.

2) In the Tax section, in the sub-section Qualified Contracts – SEP IRAs, the 4th sentence is deleted and replaced with the following:

Employer contributions cannot exceed the lesser of i) $51,000 or ii) 25% of compensation (a maximum of $255,000 of compensation may be considered) for 2013.

3) In the Tax section, in the sub-section Qualified Contracts – Tax-Sheltered Annuities, the 5th sentence is deleted and replaced with the following:

In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of i) $51,000 or ii) 100% of includible compensation (a maximum of $255,000 of includible compensation may be considered).

4) In the RetireEase Select prospectus: a) the Qualified Contracts subsection starting on page 35 is deleted in its entirety; b) the Qualified Contracts subsection starting on page 37 is revised by adding the following as the last paragraph:

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights

Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans, including SEP IRAs, use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

If you have questions about this supplement contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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